EXHIBIT 10.1

[EXECUTION COPY]

AMENDMENT NO. 8 AND WAIVER

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 8 AND WAIVER dated as of November 12, 2002 (this “Amendment”) is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, each financial institution identified as a “Lender” (the “Lenders”) on the signature pages hereof and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

Preliminary Statements

The Borrowers, the Lenders party thereto from time to time, and the Administrative Agent are parties to the Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997, Amendment No. 2 dated as of December 31, 1997, Amendment No. 3 dated as of March 30, 1998, Amendment No. 4 and Consent dated as of March 26, 1999, Amendment No. 5 dated as of March 26, 2001. Amendment No. 6 dated as of August 13, 2001 and Amendment No. 7 dated as of March 22, 2002 (as so amended, the “Loan Agreement”; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

The Borrowers have requested that the Administrative Agent and the Lenders waive certain provisions of the Loan Agreement and the Lenders and the Administrative Agent have agreed to do so, all upon and subject to all of the terms, conditions and provisions hereof.

NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                            Amendment to Loan Agreement.  The Loan Agreement is hereby amended, subject to the provisions of Section 3 of this Amendment, by:

(a)                                  amending Section 1.1 Definitions thereof by amending the definition “Revolving Credit Facility” in its entirety to read as follows:

Revolving Credit Facility means the principal sum of $95,000,000, as the same may be reduced from time to time pursuant to the provisions of Section 2.5.

(b)                                 amending Section 11.5 Capital Expenditures in its entirety to read as follows:

Section 11.5                                Capital Expenditures. Make or incur any Capital Expenditures; provided, however, that the Borrowers may make or incur Capital Expenditures in an aggregate amount not to exceed $3,750,000 in the Fiscal Year ending December 31, 2002 and $5,000,000 in any other Fiscal Year.

(c)                                  amending Section 11.4(n) Minimum Availability in its entirety to read as follows:

Section 11.14                          Minimum Availability.  Permit Revolving Credit Availability at any time to be less than $20,000,000, except that during the period February 1 through March 31 of any year, Revolving Credit Availability shall not be less than $25,000,000.

Section 2.                                            Waiver.  Subject to the provisions of Section 3, the Lenders hereby waive compliance and the consequences of noncompliance by the Borrowers with the provisions of Sections 11.1(b)(iii) and (iv) of the Loan Agreement.

Section 3.                                            Effectiveness of Amendment.  Section 1 shall become effective on November 15, 2002 and Section 2 shall become effective as of the date hereof on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) from the Borrowers, a fee in the amount of $118,750 in consideration of the waiver effected hereby, to be shared ratably among the Lenders in accordance with their respective Commitments as reflected on Annex A to the Loan Agreement, which fee shall be fully earned when paid and not be subject to refund or rebate whatsoever, and (b) each of the following, in form and substance satisfactory to the Administrative Agent:

(i)                                     eight copies of this Amendment duly executed and delivered by the Borrowers, the Required Lenders and the Administrative Agent;

(ii)                                  a certificate of the secretary or other Authorized Officer of each of the Borrowers having attached thereto the organizational documents of such Borrower as in effect on the Amendment Effective Date (or containing the certification of such secretary or Authorized Officer that no amendment or modification of such organizational documents has become effective since the last date on which such organizational documents were delivered to the Administrative Agent pursuant to the Loan Agreement), all corporate action, including shareholders’ approval, if necessary, taken by such Borrower and/or its shareholders members to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate last delivered to the Lenders under the Loan Agreement remains in effect, unchanged;

(iii)                               a certificate of an Authorized Officer of Syratech stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement after giving effect to this Amendment,

(A)                              all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the date hereof, and

(B)                                no Default or Event of Default has occurred and is continuing as of the date hereof, and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

(iv)                              such other documents and instruments as any Lender, acting through the Administrative Agent, may reasonably request.

Section 4.                                            Representations and Warranties.  Each of the Borrowers hereby makes the following representations and warranties to the Administrative Agent and to each Lender, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a)                                  Authorization of Agreements.  Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other instrument and agreement contemplated hereby to which it is a party in accordance with their respective terms.  This Amendment and each other instrument and agreement contemplated hereby to which it is a party have been duly executed and delivered by the Authorized Officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b)                                 Compliance of Agreements with Laws.  The execution, delivery and performance of this Amendment and each other instrument and agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)                                     require any Governmental Approval or violate any Applicable Law relating to such Borrower or any Subsidiary of such Borrower,

(ii)                                  conflict with, result in a breach of or constitute a default under (A) the organizational documents of such Borrower or any of its Subsidiaries, (B) any indenture, agreement or other instrument to which such Borrower or any of its Subsidiaries is a party or by which any of its property may be bound or (C) any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

(iii)                               result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower or any of its Subsidiaries.

Section 5.                                            Expenses.  The Borrowers agree to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 6.                                            Effect of Amendment.  From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.  Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7.                                            Counterpart Execution; Governing Law.

(a)                                  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(b)                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

BORROWERS:

SYRATECH CORPORATION

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

TOWLE MANUFACTURING COMPANY

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

LEONARD FLORENCE ASSOCIATES, INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

WALLACE INTERNATIONAL SILVERSMITHS, INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

RAUCH INDUSTRIES, INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

HOLIDAY PRODUCTS, INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

ROCHARD, INC.

By:	/s/ Faye A. Florence
Name: Faye A. Florence
Title: Vice President, General Counsel and Secretary

FARBERWARE INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

SILVESTRI, INC.

By:	/s/ Gregory W. Hunt
Name: Gregory W. Hunt
Title: Senior Vice President, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Andrew A. Doherty
Andrew A. Doherty Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Andrew A. Doherty
Andrew A. Doherty Vice President

FLEET CAPITAL CORPORATION

By:	/s/ Matthew T. O’Keefe
Name: Matthew T. O’Keefe
Title: Senior Vice President

COMERICA BANK

By:	/s/ Timothy C. Griffin
Name: Timothy C. Griffin Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Tara-Clare Wilde
Name: Tara-Clare Wilde Title: Assistant Vice President

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By:	/s/ Morris P. Holloway
Name: Morris P. Holloway
Title: Senior Vice President